UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2006

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-05480	05-0315468

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

40 Westminster Street, Providence, Rhode Island		02903

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (401) 421-2800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

          On April 19, 2006, Textron Financial Corporation's ("Textron Financial") wholly-owned affiliate, Textron Financial Floorplan Master Note Trust (the "Trust"), issued $641.7 million of notes pursuant to its dealer floorplan securitization program (the "Floorplan Securitization Program"). The privately placed investment grade notes consisted of $574.3 million Class A notes and $25.7 million Class B notes offered to third-party investors and included an unrated $41.7 million non-interest bearing subordinated Class C note retained by Textron Receivables Corporation III ("TRC III"), a wholly-owned subsidiary of Textron Financial (collectively, the "Series 2006-A Term Notes"). The Class A notes have an interest rate of one-month LIBOR plus 0.07% per year and the Class B notes have an interest rate of one-month LIBOR plus 0.24% per year. The expected principal payment date for the Series 2006-A Term Notes is in April 2009 and the final payment date for the Series 2006-A Term Notes is in April 2011. Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated acted as initial purchasers.

          The Trust used a portion of the proceeds from the issuance of the Series 2006-A Term Notes to repay all outstanding amounts under variable funding notes previously issued by it (the "Series 2001-1 Variable Funding Notes"). In connection therewith, all commitments for future advances under the Series 2001-1 Variable Funding Notes were terminated.

          Both the Series 2006-A Term Notes and the $802.25 million of Series 2005-A Notes previously issued by the Trust are secured primarily by a revolving pool of dealer floorplan receivables originated from time to time by Textron Financial and sold to TRC III. TRC III further conveys such receivables to the Trust. Textron Financial will remain as servicer of the receivables. As owner of the Trust, TRC III retains a residual interest in the assets of the Trust.

          In connection with the issuance of the Series 2006-A Term Notes, Textron Financial, TRC III and/or the Trust entered into (i) Amendment No. 1 to Amended and Restated Sale and Servicing Agreement by and among the Trust, as the issuer, TRC III, as transferor, Textron Financial, as servicer, and The Bank of New York, as indenture trustee, and (ii) a Series 2006-A Supplement to the Amended and Restated Indenture, by and among the Trust, The Bank of New York, as indenture trustee, and Textron Financial, as servicer, pursuant to which the Series 2006-A Term Notes were issued and collections, defaults and other amounts in respect of the receivables are allocated to the Series 2006-A Term Notes (collectively, the "Agreements"). The summary of the Agreements set forth in this Item 1.01 is qualified in its entirety by reference to the text of the Agreements which are filed as Exhibits 4.1 and 99.1 and are incorporated by reference herein.

          Pursuant to the Floorplan Securitization Program documents, Textron Financial, TRC III and the Trust have made representations and warranties regarding the receivables as well as their businesses and properties and are required to comply with various covenants, servicing procedures, reporting requirements and other customary requirements for similar securitized facilities. The Floorplan Securitization Program documents also include usual and customary early amortization events and events of default for securitized facilities of this nature. The sale of receivables under the Floorplan Securitization Program is an off-balance sheet arrangement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

          The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
4.1	Series 2006-A Supplement, dated as of April 19, 2006, to the Amended and Restated Indenture, dated as of May 26, 2005, by and among Textron Financial Floorplan Master Note Trust, The Bank of New York, as indenture trustee, and Textron Financial, as servicer, incorporated herein by reference to Exhibit 4.1 of Textron Financial Corporation's Current Report on Form 8-K dated April 19, 2006.
99.1
Amendment No. 1 to Amended and Restated Sale and Servicing Agreement, dated as of April 19, 2006, by and among Textron Receivables Corporation III, Textron Financial Floorplan Master Note Trust, and Textron Financial, as servicer, incorporated herein by reference to Exhibit 99.1 of Textron Financial Corporation's Current Report on Form 8-K dated April 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXTRON INC. (Registrant)
Date: April 24, 2006	By:	/s/ Mary F. Lovejoy
		Name:	Mary F. Lovejoy
		Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Series 2006-A Supplement, dated as of April 19, 2006, to the Amended and Restated Indenture, dated as of May 26, 2005, by and among Textron Financial Floorplan Master Note Trust, The Bank of New York, as indenture trustee, and Textron Financial, as servicer, incorporated herein by reference to Exhibit 4.1 of Textron Financial Corporation's Current Report on Form 8-K dated April 19, 2006.
99.1	Amendment No. 1 to Amended and Restated Sale and Servicing Agreement, dated as of April 19, 2006, by and among Textron Receivables Corporation III, Textron Financial Floorplan Master Note Trust, and Textron Financial, as servicer, incorporated herein by reference to Exhibit 99.1 of Textron Financial Corporation's Current Report on Form 8-K dated April 19, 2006.